United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report:  August 5, 2019
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02        Results of Operations and Financial Condition
On August 5, 2019, Realty Income Corporation (the “Company”) issued a press release setting forth its results of operations for the quarter ended June 30, 2019.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information, including the information contained in the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Additionally, on August 5, 2019, the Company made available on its website a financial supplement containing operating and financial data of the Company (“Supplemental Operating and Financial Data”) for the quarter ended June 30, 2019 and such Supplemental Operating and Financial Data is furnished as Exhibit 99.2 hereto.  The Supplemental Operating and Financial Data included as Exhibit 99.2 to this report is being furnished pursuant to this Item 2.02 of Form 8-K and is also being furnished under Item 7.01—“Regulation FD Disclosure” of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 7.01        Regulation FD Disclosure.
On August 5, 2019, the Company made available on its website a financial supplement containing operating and financial data of the Company (“Supplemental Operating and Financial Data”) for the quarter ended June 30, 2019 and such Supplemental Operating and Financial Data is furnished as Exhibit 99.2 hereto.  The Supplemental Operating and Financial Data included as Exhibit 99.2 to this report is being furnished pursuant to this Item 7.01 of Form 8-K and is also being furnished under Item 2.02—“Results of Operations and Financial Condition” of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 9.01         Financial Statements and Exhibits
(d)  Exhibits
99.1   Press release dated August 5, 2019
99.2   Supplemental Operating and Financial Data for the quarter ended June 30, 2019

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated August 5, 2019

99.2	Supplemental Operating and Financial Data for the quarter ended June 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2019	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary